Exhibit 99.2

News Release

FOR IMMEDIATE RELEASE	Media contact:
September 17, 2021	Eric Wilkens
201-572-9317
eric.wilkens@verizon.com

Verizon announces accepted amounts of Old Notes and pricing terms of New Notes in connection with its private exchange offers for 8 series of notes

NEW YORK – Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ) today announced the accepted amounts and pricing terms of its previously announced private offers to exchange the 8 outstanding series of notes listed in the first table below and maturing from 2024 through 2026 (collectively, the “Old Notes”), in each case, for newly issued notes of Verizon due 2032 (the “New Notes”) (the “Exchange Offers”), on the terms and subject to the conditions set forth in an offering memorandum dated September 2, 2021 (as amended by Verizon’s press release dated today, September 17, 2021, relating to the early participation results and upsizing of the Exchange Offers (the “Early Participation Results Press Release”) and this press release, the “Offering Memorandum”). The Offering Memorandum and the accompanying eligibility letter for the Exchange Offers constitute the “Exchange Offer Documents”.

The “Early Participation Date” was, and the withdrawal rights for each Exchange Offer expired at, 5:00 p.m. (Eastern time) on September 16, 2021. The Exchange Offers will expire at 5:00 p.m. (Eastern time) on October 1, 2021, unless extended or earlier terminated by Verizon.

As previously announced, all conditions applicable to the Exchange Offers as of the Early Participation Date have been deemed satisfied or waived by Verizon and the Minimum Issue Requirement (as defined in Verizon’s press release announcing the Exchange Offers, dated September 2, 2021 (the “Launch Press Release”)) for each of the Exchange Offers was met as of the Early Participation Date.

Verizon will settle all Old Notes validly tendered at or prior to the Early Participation Date and accepted for exchange on September 20, 2021 (the “Early Settlement Date”). Because the aggregate principal amount of New Notes to be issued in exchange for the Old Notes validly tendered at or prior to the Early Participation Date and accepted for exchange will equal the New Notes Cap (as defined in the Early Participation Results Press Release), there will be no Final Settlement Date (as defined in the Launch Press Release) with respect to the Exchange Offers, and no additional tenders of Old Notes will be accepted for purchase by Verizon in the Exchange Offers after the Early Participation Date.

Exchange Offers

The table below indicates, among other things, the aggregate principal amount of Old Notes accepted in each Exchange Offer, the Exchange Offer Yield (as defined below) for each series of Fixed Rate Notes (as defined below) and the Total Exchange Price (as defined below) for each series of Fixed Rate Notes, each as calculated at 9:00 a.m. (Eastern time) today, September 17, 2021 (the “Price Determination Date”) in accordance with the terms set forth in the Offering Memorandum. No series of Old Notes tendered and accepted in the Exchange Offers was subject to proration.

Acceptance Priority Level	CUSIP Number(s)	Title of Security	Principal Amount Outstanding	Principal Amount Accepted under the Exchange Offers	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security	Fixed Spread (basis points)	Exchange Offer Yield(1)	Fixed Rate Note Total Exchange Price(2)	Floating Rate Note Total Exchange Price(3)
1	92343VBY9	4.150% notes due 2024	$610,372,000	$132,776,000	0.250% due Mar. 15, 2024	0.351%	+25	0.601%	$1,087.45	N/A
2	92343VGF5	0.750% notes due 2024	$1,750,000,000	$750,780,000	0.250% due Mar. 15, 2024	0.351%	+10	0.451%	$1,007.44	N/A

3	92343VGD0	Floating Rate notes due 2024	$750,000,000	$296,791,000	N/A	N/A	N/A	N/A	N/A	$1,011.25
4	92343VCR3	3.500% notes due 2024	$1,499,188,000	$337,906,000	1.500% due Oct. 31, 2024	0.487%	+25	0.737%	$1,084.90	N/A
5	92343VEN0/ 92343VEB6/ U9221AAY4	3.376% notes due 2025	$2,491,207,000	$1,151,446,000	2.000% due Feb. 15, 2025	0.556%	+25	0.806%	$1,086.09	N/A
6	92343VFS8	0.850% notes due 2025*	$2,000,000,000	$595,970,000	0.750% due Aug. 31, 2026	0.860%	+5	0.910%	$1,000.00	N/A
7	92343VGG3	1.450% notes due 2026*	$2,750,000,000	$833,533,000	0.750% due Aug. 31, 2026	0.860%	+25	1.110%	$1,014.62	N/A
8	92343VDD3	2.625% notes due 2026	$2,250,000,000	$380,585,000	0.750% due Aug. 31, 2026	0.860%	+40	1.260%	$1,064.69	N/A

(1)

The “Exchange Offer Yield” for each series of Old Notes other than the Floating Rate Notes (as defined below) (all such Old Notes, the “Fixed Rate Notes”) is equal to the sum of (i) the yield, as calculated by the lead dealer managers, that equates to the bid-side price of the applicable Reference U.S. Treasury Security specified in the table above for such series of Fixed Rate Notes on the Price Determination Date quoted on the Bloomberg Reference Page specified in the Launch Press Release, plus (ii) the applicable Fixed Spread specified in the table above (the “Fixed Spread”) for such series of Fixed Rate Notes.

(2)

The “Total Exchange Price” for each series of Fixed Rate Notes payable in principal amount of New Notes per each $1,000 principal amount of such series of Fixed Rate Notes validly tendered for exchange at or prior to the Early Participation Date, and is based on the Fixed Spread for the applicable series of Fixed Rate Notes, plus the yield of the specified Reference U.S. Treasury Security for that series (as quoted on the applicable Bloomberg Reference Page specified in the Launch Press Release) as of the Price Determination Date; provided that the Total Exchange Price as determined in accordance with the procedures described herein shall in no case be less than 100% of the principal amount of the applicable Fixed Rate Notes tendered for exchange.

(3)

The Total Exchange Price payable in principal amount of New Notes per each $1,000 principal amount of floating rate notes due 2024 (the “Floating Rate Notes”) validly tendered for exchange at or prior to the Early Participation Date.

*

Denotes a series of Notes for which the calculation of the applicable Total Exchange Price was performed using the present value of such Notes as determined at the applicable Price Determination Date as if the principal amount of such Notes had been due on the Par Call Date (as defined in the Offering Memorandum) or, as described in Annex A to the Offering Memorandum, the scheduled maturity date, in accordance with standard market practice.

The following table sets forth the terms of the New Notes:

Issuer	Title of Security	New Notes Coupon(1)	Principal Amount Expected to be Issued on the Early Settlement Date
Verizon Communications Inc.	Notes due 2032	2.355%	$4,663,835,000

(1)

Equal to the sum of (a) the yield of the 1.250% U.S. Treasury Security due August 15, 2031 (the “New Notes Reference Security”), as calculated by the lead dealer managers in accordance with standard market practice, that equates to the bid side price of the New Notes Reference Security appearing at 9:00 a.m. (Eastern time) today, on the Bloomberg Reference Page FIT1, plus (b) 100 basis points, such sum rounded to the third decimal place when expressed as a percentage. The New Notes will mature on March 15, 2032.

The applicable Total Exchange Price that will be paid on the Early Settlement Date for each series of Old Notes accepted for exchange does not include the applicable Accrued Coupon Payment (as defined in the Launch Press Release), which will be paid, in cash, in addition to the applicable Total Exchange Price.

Registration of the New Notes

When issued, the New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes on the Early Settlement Date.

Only holders who duly complete and return an eligibility letter certifying that they are either (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act or (2) non-“U.S. persons” (as defined in Rule 902 under the Securities Act) located outside of the United States and who are not acting for the account or benefit of a U.S. Person and are “Non-U.S. qualified offerees” (as defined in the eligibility letter) are authorized to receive the Offering Memorandum and to participate in the Exchange Offers (each such holder, an “Eligible Holder”).

Global Bondholder Services Corporation is acting as the Information Agent and the Exchange Agent for the Exchange Offers. Questions or requests for assistance related to the Exchange Offers may be directed to Global Bondholder Services Corporation at (866) 470-3800 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers.

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This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes. The Exchange Offers are being made solely pursuant to the Offering Memorandum and related documents. The Exchange Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Exchange Offers to be made by a licensed broker or dealer, the Exchange Offers will be deemed to be made on behalf of Verizon by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area, qualified investors within the meaning of the Prospectus Regulation, (B) in the United Kingdom, qualified investors within the meaning of the UK Prospectus Regulation and (C) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to high net worth companies, and other persons to whom financial promotions may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Financial Promotion Order (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on either the Offering Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Regulation” means Regulation (EU) 2017/1129 and the “UK Prospectus Regulation” means Regulation (EU) 2017/1129 as it forms part of domestic law in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication Verizon has made forward-looking statements. These forward-looking statements are not historical facts, but only predictions and generally can be identified by use of statements that include phrases such as “will,” “may,” “should,” “continue,” “anticipate,” “believe,” “expect,” “plan,” “appear,” “project,” “estimate,” “intend,” or other words or phrases of similar import. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. These forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated, including those discussed under the heading “Risk Factors” contained in the Offering Memorandum and under similar headings in other documents that are incorporated by reference into the

Offering Memorandum. Eligible Holders are urged to consider these risks and uncertainties carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and Verizon undertakes no obligation to update publicly these forward-looking statements to reflect new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events might or might not occur. Verizon cannot assure you that projected results or events will be achieved.